							RATE	NEXT
TRADE		SETTLEMENT	MATURITY	NEXT PAY		CALL	TYPE/ RATE	CALL	COUPON
DATE	CUSIP	DATE	DATE	DATE	CALL TYPE (1)	STYLE (2)	SUB-TYPE (3)(4)	DATE	PCT	BANK PAR
4/23/2014	3130A0XD7	4/25/2014	3/12/2021	9/12/2014	Non-Callable		Fixed Constant		2.375	10,000,000

4/23/2014	3130A0XE5	4/25/2014	3/8/2024	9/8/2014	Non-Callable		Fixed Constant		3.250	12,000,000

4/23/2014	3130A1SF6	5/20/2014	5/20/2022	11/20/2014	Optional Principal Redemption	Bermudan	Fixed Step Up	8/20/2014	2.000	10,000,000

4/23/2014	3130A1U63	5/13/2014	5/13/2024	11/13/2014	Optional Principal Redemption	American	Fixed Constant	11/13/2014	3.400	6,000,000

4/23/2014	3130A1UA4	5/19/2014	2/19/2016	11/19/2014	Optional Principal Redemption	Bermudan	Fixed Constant	8/19/2014	0.350	50,000,000

4/23/2014	313375RN9	4/25/2014	3/11/2016	9/11/2014	Non-Callable		Fixed Constant		1.000	12,000,000

4/23/2014	3133782N0	4/25/2014	3/10/2017	9/10/2014	Non-Callable		Fixed Constant		0.875	16,000,000

4/23/2014	313378QK0	4/25/2014	3/8/2019	9/8/2014	Non-Callable		Fixed Constant		1.875	10,000,000

4/24/2014	3130A1SF6	5/20/2014	5/20/2022	11/20/2014	Optional Principal Redemption	Bermudan	Fixed Step Up	8/20/2014	2.000	10,000,000

4/24/2014	3130A1UF3	5/22/2014	5/22/2019	11/22/2014	Optional Principal Redemption	Bermudan	Fixed Step Up	8/22/2014	1.250	10,000,000

4/24/2014	3130A1UF3	5/22/2014	5/22/2019	11/22/2014	Optional Principal Redemption	Bermudan	Fixed Step Up	8/22/2014	1.250	15,000,000

4/24/2014	3130A1UM8	5/22/2014	5/22/2019	11/22/2014	Optional Principal Redemption	Bermudan	Fixed Step Up	8/22/2014	1.800	15,000,000

4/25/2014	3130A1Q76	4/30/2014	4/30/2019	10/30/2014	Optional Principal Redemption	Bermudan	Fixed Step Up	7/30/2014	1.500	10,000,000

4/25/2014	3130A1QU5	4/29/2014	4/29/2022	10/29/2014	Optional Principal Redemption	Bermudan	Fixed Step Up	7/29/2014	2.000	10,000,000

4/25/2014	3130A1SF6	5/20/2014	5/20/2022	11/20/2014	Optional Principal Redemption	Bermudan	Fixed Step Up	8/20/2014	2.000	10,000,000

4/25/2014	3130A1UV8	5/21/2014	5/21/2019	11/21/2014	Optional Principal Redemption	Bermudan	Fixed Step Up	11/21/2014	1.250	15,000,000

4/25/2014	3130A1UX4	5/1/2014	5/1/2015	11/1/2014	Non-Callable		Fixed Constant		0.125	3,000,000

4/25/2014	3130A1V21	4/30/2014	4/28/2017	10/28/2014	Optional Principal Redemption	Bermudan	Fixed Constant	7/28/2014	1.000	25,000,000

4/25/2014	3130A1V21	4/30/2014	4/28/2017	10/28/2014	Optional Principal Redemption	Bermudan	Fixed Constant	7/28/2014	1.000	25,000,000

4/25/2014	3130A1V21	4/30/2014	4/28/2017	10/28/2014	Optional Principal Redemption	Bermudan	Fixed Constant	7/28/2014	1.000	100,000,000

(1)    Call Type Description:

Optional Principal Redemption bonds (callable bonds) may be redeemed by the Bank in whole or in part at its discretion on predetermined call dates, according to the terms of the bond.
Indexed Amortizing Notes (indexed principal redemption bonds) repay principal based on a predetermined amortization schedule or formula that is linked to the level of a certain index, according to the terms of the bond.
Scheduled Amortizing Notes repay principal based on a predetermined amortization schedule, according to the terms of the bond.

(2)    Call Style Description:

Indicates whether the consolidated obligation is redeemable at the option of the Bank, and if so redeemable, the type of redemption provision. The types of redemption provisions are:
•    American-redeemable continuously on and after the first redemption date and until maturity.
•    Bermudan-redeemable on specified recurring dates on and after the first redemption date, until maturity.
•    European-redeemable on a particular date only.
•    Canary-redeemable on specified recurring dates on and after the first redemption date until a specified date prior to maturity.
•    Multi-European-redeemable on particular dates only.

(3)    Rate Type Description:

Conversion bonds have coupons that convert from fixed to variable, or variable to fixed, or a mix of capped coupons and non-capped coupons, or from one variable type to another, or from one U.S. or other currency index to another, according to the terms of the bond.
Fixed bonds generally pay interest at constant or stepped fixed rates over the life of the bond, according to the terms of the bond.
Variable bonds may pay interest at different rates over the life of the bond, according to the terms of the bond.

(4)    Rate Sub-Type Description:

Constant bonds generally pay interest at fixed rates over the life of the bond, according to the terms of the bond.
Step Down bonds generally pay interest at decreasing fixed rates for specified intervals over the life of the bond, according to the terms of the bond.
Step Up bonds generally pay interest at increasing fixed rates for specified intervals over the life of the bond, according to the terms of the bond.
Step Up/Down bonds generally pay interest at various fixed rates for specified intervals over the life of the bond, according to the terms of the bond.
Zero Coupon bonds earn a fixed yield to maturity or the optional principal redemption date, according to the terms of the bond, with principal and interest paid at maturity or upon redemption to the extent exercised prior to maturity.
Capped Floater bonds have an interest rate that cannot exceed a stated or calculated ceiling, according to the terms of the bond.
Dual Index Floater bonds have an interest rate determined by two or more indices, according to the terms of the bond.
Leveraged/Deleveraged bonds pay interest based on a formula that includes an expressed multiplier, according to the terms of the bond: multiplier > 1 = leveraged, multiplier < 1 = deleveraged.
Inverse Floater bonds have an interest rate that increases as an index declines and decreases as an index rises, according to the terms of the bond.
Stepped Floater bonds pay interest based on an increasing spread over an index, according to the terms of the bond.
Range bonds may pay interest at different rates depending upon whether a specified index is inside or outside a specified range, according to the terms of the bond.
Single Index Floater bonds pay interest at a rate that increases as an index rises and decreases as an index declines, according to the terms of the bond.
Ratchet Floater bonds pay interest subject to increasing floors, according to the terms of the bond, such that subsequent coupons may not be lower than the previous coupon.